THE TAIWAN FUND, INC. (THE 'FUND')

The Martin Currie	IN BRIEF
					US$ return
	Net asset value per share	US$20.84	At December 31, 2010	Fund*	TAIEX Index†
	Market price	US$19.24%			%
	Premium/(discount)	(7.68%)	One month	10.7	12.0
	Fund size	US$387.1m	Three months	15.4	16.7
			One year	27.0	20.2
	Source: State Street Bank and Trust Company.		Three years % pa	4.0	5.5
Shanghai team
			Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

			*Source: State Street Bank and Trust Company. NAV performance.
			†Source for index data: TWSE.

	MANAGER’S COMMENTARY

It is Year 100 – in Taiwan, at least. Expect more celebrations on 10 October, which marks the centenary of the mutiny which led to the fall of the Qing dynasty and the founding of the Republic of China. The fireworks display on the 101 Building, watched by well-wrapped crowds (the temperature fell to a chilly 10 degrees) also marked another milestone: the taking effect of the cross-strait free-trade agreement signed last June. It was only fitting, therefore, that the Taiwanese stockmarket should stage a warming and celebratory 12% rally in December. Despite the best efforts of the central bank, the NT dollar broke above the NT$30 mark against the US dollar, reaching its highest level since October 1997.

December brought confirmation that the daily ceiling for Chinese tourists to visit Taiwan would increase from 3,000 to 4,000. This followed the sixth ‘Chiang–Chen’ meeting, in which Taiwanese and Chinese representatives meet to negotiate further free-trade agreements across the straits. Taiwan aims to accept individual tourists by June 2011. The Chinese authorities gave Five Taiwanese banks approval to open branches in China on 17 December. Our investment China Life Insurance (2823 TT) announced that it would acquire a 19.9% stake in Pacific ING Life Insurance in China for Rmb379 million, to follow China Construction Bank’s acquisition of a 50% stake. China Development Financial Holding has asked the Taiwanese authorities to approve its private-equity fund to invest Rmb6 billion in China. These recent developments illustrate the theme of growing cross-strait cooperation in the financial sectors, which will benefit our substantial holding in finance companies. The financial index rallied by 18.5% in December.

We had personal experience of the pick-up in Taiwanese consumption, as the manager was one of 30,000 people visiting the Leofoo Village theme park in central Taiwan on the holiday weekend (never again!). The Chinese New Year’s Eve dinner at the Shangri-la Hotel has been fully reserved, with deposits paid two months ago. And it is difficult to get a seat to fly to Taiwan from Shanghai after 20 January – two weeks ahead of Chinese New Year (the number of direct flights will increase from 370 to 500 in the first half of 2011). The central bank raised the interest rate by 12.5 basis points to 1.625% and introduced selective credit controls to restrain property speculation. To deter naughty foreign currency speculators, the reserve-requirement ratio on deposits made by foreigners was raised from 9.775% to 90% (yes, really). In November, the unemployment rate fell to 4.7% (from a peak of 6.1% in August 2009). But there is one thing which the Taiwanese are clearly not doing: the government announced a NT$38 billion package to encourage Taiwan’s citizens to have more children.

INVESTMENT STRATEGY

The Fund is 98.5% invested with holdings in 58 companies. Our exposure to the financial sector is 16.0%, while we have just 29.5% in the electronic sector. There are some interesting developments in the technology sector, notably smart phones, LED lighting, and iPads, but these changes can be at the expense of existing operations, as shown by our recent visit to Ju Teng, which makes casings for the languishing notebook PC sector. Currency appreciation and rising mainland labor costs also act as a drag on sentiment towards the sector.

During December we were a small net buyer. We bought into inverter-maker Powercom, ahead of strong 2011 demand from the solar-power industry, Wistron NeWeb, which started making Lenovo’s smartphones in the fourth quarter, and the neglected Taiwan High Speed Rail. We took profits on Jih Sun Financial Holding, whose banking division will lack growth in 2011 now that the write-back of provisions is completed, and reduced the holding in Taiwan Glass Industrial.

Chris Ruffle, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.

MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

Martin Currie Inc took over management of the Fund on May 8, 2010.

DECEMBER 31, 2010
FUND DETAILS		PERFORMANCE		(US$ RETURNS)
Market cap	US$357.4m		NAV	Market price
Shares outstanding	18,575,112		%	%
Exchange listed	NYSE	One month	10.7	14.4
Listing date	1986	Three months	15.4	15.5
Listed and direct investment manager	Martin Currie Inc	Three years % pa	4.0	3.8

Source: State Street Bank and Trust Company.		Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.
		Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
	Fund*	Benchmark†
Electronics	29.5%	51.8%
Finance	16.0%	13.4%
Wholesale and retail	13.8%	5.6%
Construction	6.3%	2.0%
Plastics	5.1%	8.3%
Foods	4.1%	1.5%
Textiles	3.9%	2.1%
Electric and machinery	3.1%	1.0%
Steel and iron	3.0%	2.7%
Chemicals	2.9%	1.9%
Others	2.9%	1.8%
Healthcare	2.5%	—
Rubber	1.8%	1.2%
Transportation	1.4%	2.8%
Glass and ceramics	1.4%	0.4%
Cement	0.8%	1.1%
Automobile	—	1.0%
Electrical appliance & cable	—	0.6%
Tourism	—	0.4%
Paper and pulp	—	0.4%
Other assets and liabilities	1.5%	—

*Source: State Street Bank and Trust Company.
†Source for TAIEX index data: TWSE.

15 LARGEST HOLDINGS (44.6%)
		% of net assets
Far Eastern Department Stores	Wholesale and retail	3.8%
Taiwan Semiconductor Manufacturing	Electronics	3.8%
Wah Lee Industrial	Electronics	3.4%
President Chain Store	Wholesale and retail	3.4%
SinoPac Financial Holdings	Finance	3.2%
KGI Securities	Finance	3.1%
Chinatrust Financial Holding	Finance	3.0%
China Petrochemical Development	Plastics	3.0%
Tung Ho Steel Enterprise	Steel and iron	3.0%
Synnex Technology International	Electronics	3.0%
Fubon Financial Holding	Finance	2.6%
Uni-President Enterprises	Foods	2.5%
Yuanta Financial Holding	Finance	2.5%
Test-Rite International	Wholesale and retail	2.2%
Prince Housing & Development	Construction	2.1%

Source: State Street Bank and Trust Company.

PERFORMANCE							(US$ RETURNS)
	One	Three	Calendar year	One	Three	Five	Ten	Since
	month	months	to date	year	years	years	years	launch
	%	%	%	%	% pa	% pa	% pa	% pa
The Taiwan Fund, Inc.	10.7	15.4	27.0	27.0	4.0	8.4	7.4	10.0
TAIEX Index	12.0	16.7	20.2	20.2	5.5	9.1	8.0	9.9
TAIEX Total Return Index	12.0	16.7	24.6	24.6	9.7	13.3	na	na
MSCI Taiwan Index	12.5	17.4	22.7	22.7	6.2	9.6	8.3	na

Past performance is not a guide to future returns. Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund presented above are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Actual returns to a Fund Shareholder will be based on market price and reflect transaction costs and expenses. Returns are annualized, except for periods of less than one year.

Source for index data: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

THE PORTFOLIO — IN FULL			DECEMBER 31, 2010
Sector	Company	Price	Holding	Value US$	% of net assets
(BGB ticker)

Electronics						29.5
Taiwan Semiconductor Manufacturing	2330	TT	NT$71.0	5,994,426	$14,597,234	3.8
Wah Lee Industrial	3010	TT	NT$58.3	6,644,000	$13,285,037	3.4
Synnex Technology International	2347	TT	NT$78.7	4,238,544	$11,440,791	3.0
WT Microelectronics	3036	TT	NT$46.9	5,056,000	$8,132,883	2.1
WPG Holdings	3702	TT	NT$56.3	4,129,725	$7,974,329	2.1
Far EasTone Telecommunications	4904	TT	NT$42.3	4,924,000	$7,143,697	1.8
Tatung	2371	TT	NT$7.9	26,073,000	$7,046,636	1.8
Longwell	6290	TT	NT$47.0	3,614,000	$5,825,734	1.5
Wistron NeWeb	6285	TT	NT$69.9	2,269,000	$5,439,717	1.4
Powercom	3043	TT	NT$57.7	2,384,000	$4,717,878	1.2
Syncmold Enterprise	1582	TT	NT$49.2	2,678,000	$4,514,386	1.2
Aurora	2373	TT	NT$55.0	2,196,000	$4,142,472	1.1
MPI	6223	TT	NT$107.0	1,098,000	$4,029,496	1.0
Clevo	2362	TT	NT$67.5	1,650,000	$3,819,903	1.0
Chunghwa Telecom	2412	TT	NT$74.1	1,488,000	$3,781,688	1.0
Avermedia Technologies	2417	TT	NT$40.3	2,690,000	$3,718,107	1.0
Taiwan Surface Mounting Technology	6278	TT	NT$68.0	1,554,000	$3,624,303	0.9
Soft-World International	5478	TT	NT$139.5	154,770	$740,501	0.2

Finance						16.0
SinoPac Financial Holdings	2890	TT	NT$13.5	26,935,000	$12,425,214	3.2
KGI Securities	6008	TT	NT$16.7	20,740,000	$11,843,706	3.1
Chinatrust Financial Holdings	2891	TT	NT$21.4	16,067,000	$11,792,698	3.0
Fubon Financial Holding	2881	TT	NT$40.0	7,349,624	$10,082,999	2.6
Yuanta Financial Holding	2885	TT	NT$21.8	13,013,000	$9,729,679	2.5
China Life Insurance	2823	TT	NT$31.1	4,191,254	$4,463,445	1.2
Union Bank of Taiwan	2838	TT	NT$11.4	4,408,000	$1,715,940	0.4

Wholesale and retail						13.8
Far Eastern Department Stores	2903	TT	NT$48.8	8,794,500	$14,704,504	3.8
President Chain Store	2912	TT	NT$134.5	2,840,000	$13,101,024	3.4
Test-Rite International	2908	TT	NT$23.0	10,622,000	$8,379,126	2.2
Taiwan Tea	2913	TT	NT$21.3	8,231,000	$6,013,078	1.5
Mercuries & Associates	2905	TT	NT$24.6	6,680,100	$5,636,152	1.5
PC Home Online	8044	TT	NT$177.0	922,125	$5,597,933	1.4

Construction						6.3
Prince Housing & Development	2511	TT	NT$24.5	9,899,760	$8,318,698	2.1
Taiwan Land Development	2841	TT	NT$16.0	14,586,183	$7,979,340	2.1
Hung Poo Real Estate Development	2536	TT	NT$43.5	3,061,000	$4,566,855	1.2
Continental Holdings	3703	TT	NT$13.8	7,468,000	$3,521,856	0.9

Plastics						5.1
China Petrochemical Development	1314	TT	NT$28.9	11,711,000	$11,607,974	3.0
Nan Ya Plastics	1303	TT	NT$72.7	3,217,000	$8,021,398	2.1

Foods						4.1
Uni-President Enterprises	1216	TT	NT$43.3	6,600,000	$9,790,270	2.5
Lien Hwa Industrial	1229	TT	NT$23.5	4,815,000	$3,872,610	1.0
Gourmet Master	2723	TT	NT$293.0	204,000	$2,050,040	0.6

Textiles						3.9
Li Peng Enterprise	1447	TT	NT$16.2	9,847,000	$5,454,326	1.4
Far Eastern New Century	1402	TT	NT$49.4	3,121,200	$5,288,264	1.4
Makalot Industrial	1477	TT	NT$68.5	1,828,000	$4,294,686	1.1

Electric and machinery						3.1
Yungtay Engineering	1507	TT	NT$43.8	3,274,000	$4,918,327	1.3
Depo Auto Parts Industrial	6605	TT	NT$77.4	1,674,000	$4,443,867	1.1
Awea Mechantronic	1530	TT	NT$35.0	2,264,000	$2,717,747	0.7

Steel and iron						3.0
Tung Ho Steel Enterprise	2006	TT	NT$33.1	10,099,000	$11,447,600	3.0

THE PORTFOLIO — IN FULL (CONTINUED)				DECEMBER 31, 2010
Sector	Company	Price	Holding	Value US$	% of net assets
(BGB ticker)

Chemicals						2.9
China Steel Chemical	1723	TT	NT$120.0	1,600,000	$6,585,153	1.7
Excelsior Medical	4104	TT	NT$92.5	1,507,729	$4,783,322	1.2

Others						2.9
Yem Chio	4306	TT	NT$29.2	5,701,316	$5,700,045	1.5
Globe Union Industrial	9934	TT	NT$31.4	5,128,000	$5,522,583	1.4

Healthcare						2.5
ST Shine Optical	1565	TT	NT$388.0	392,000	$5,216,538	1.3
Pacific Hospital Supply	4126	TT	NT$122.5	1,099,948	$4,621,393	1.2

Rubber						1.8
TSRC	2103	TT	NT$67.5	3,057,000	$7,077,238	1.8

Transportation						1.4
Farglory F T Z Investment	5607	TT	NT$33.9	3,809,000	$4,422,158	1.2
Taiwan High Speed Rail	2633	TT	NT$5.0	5,037,000	$868,969	0.2

Glass and ceramics						1.4
Taiwan Glass Industrial	1802	TT	NT$36.4	4,481,320	$5,586,953	1.4

Cement						0.8
Wei Mon Industry	8925	TT	NT$21.6	4,204,296	$3,114,667	0.8

Other assets and liabilities					$5,837,998	1.5

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of November 30, 2010.

INDEX DESCRIPTIONS

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The index has a base date of December 31, 1987. As of June 24, 2010 it contained 117 constituents.

TAIEX Index

The TWSE, or TAIEX, Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966.

TAIEX Total Return Index

The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol 'TWN'.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The Taiwan Fund, Inc. (the 'Fund'). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

-›	it should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

-›	investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

-›	investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

-›	the marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES  Tel: 44 (0) 131 229 5252  Fax: 44 (0) 131 228 5959  www.martincurrie.com North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA  Tel: (1) 212 258 1900  Fax: (1) 212 258 1919

Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.
Please note: calls to the above numbers may be recorded.